Thompson & Knight LLP
	ATTORNEYS AND COUNSELORS	AUSTIN DALLAS FORT WORTH HOUSTON NEW YORK ALGIERS LONDON MEXICO CITY MONTERREY PARIS RIO DE JANEIRO VITÓRIA
DIRECT DIAL: (713) 951-5800 EMAIL: Dallas.Parker@tklaw.com	THREE ALLEN CENTER 333 CLAY STREET • SUITE 3300 HOUSTON, TEXAS 77002-4499 (713) 654-8111 FAX (713) 654-1871 www.tklaw.com

July 10, 2006

Mr. H. Roger Schwall

Assistant Director

United States Securities and Exchange Commission

Mail Stop 7010

100 F Street, NE

Washington, D.C. 20549-7010

RE:	GeoMet, Inc.

Amendment No. 4 to Registration Statement on Form S-1

Filed June 21, 2006

File No. 333-131716

Amendment No. 2 to Registration Statement on Form S-1

Filed June 21, 2006

File No. 333-134070

Dear Mr. Schwall:

Thank you for the comments included in your letter dated June 30, 2006. I am providing the enclosed responses on behalf of the Company. Each of your comments is reproduced below, with specific responses following each comment. Company

S-1/A

General

1.	We remind you of our prior comment 3 regarding the need to make parallel changes to similar disclosure in both registration statements.

Response:

We have made corresponding changes throughout the initial public offering registration statement to address the comments received pursuant to your letter dated June 30, 2006, as well as all prior comments that we have received from you relating to both registration statements.

Mr. H. Roger Schwall

July 10, 2006

2.	We still await your response to the letter sent under separate cover regarding the confidential treatment request previously submitted.

Response:

We sent our response letter regarding the confidential treatment request to Ms. Duru’s attention via overnight delivery on June 28, 2006.

3.	We note the updated disclosure provided with respect to the option agreement executed by the company with respect to the purchase of Shamrock Energy LLC. Please supplement your disclosure to include reference to the total purchase price payable to Shamrock Energy, LLC should you decide to exercise the option to purchase. Additionally, revise to include disclosure regarding the advance amounts payable to Shamrock Energy LLC during the option period.

Response:

We have updated the disclosure regarding our option to purchase Shamrock Energy LLC to provide the consideration that we are providing to Shamrock Energy LLC during the option period as follows:

“On June 13, 2006, we entered into an option agreement with Jon M. Gipson, the president of Shamrock, pursuant to which we have the right, from August 1, 2006 to January 31, 2007, to acquire all of the outstanding equity interests of Shamrock once Mr. Gipson acquires the outstanding equity interests of Shamrock pursuant to an agreement Mr. Gipson has entered into with Optigas. In exchange for this option, we agreed (i) to extend our gas marketing agreement with Shamrock for a term ending no earlier than January 31, 2007, (ii) to advance, on or before August 1, 2006, $90,000 to Shamrock for working capital purposes during the option period, (iii) to provide any guaranties on behalf of Shamrock for transactions that Shamrock enters into during the Option Period that require such guaranties, up to an aggregate $1,500,000, and (iv) to advance up to an additional $50,000 to Shamrock as may be required to cover the current expenses of Shamrock prior to January 31, 2007, the date on which our option to purchase Shamrock expires.

In the event that we exercise the option, we will be obligated to provide Mr. Gipson an at-will employment position with us at an annual salary of not less than $130,000, and we will also pay Mr. Gipson an amount equal to 50% of the net profits generated by Shamrock from August 1, 2006 through the date that we elect to exercise the option, up to January 31, 2007. No additional consideration is due upon our exercise of this option. In the event we do not exercise the option by January 31, 2007 and Mr. Gipson continues to operate Shamrock after the end of the option period, Shamrock will retain 100% of the net profits generated during the option period, all guaranties that we have entered into on behalf of Shamrock will terminate on January 30, 2007, and Shamrock will repay us all funds that we advanced to Shamrock in equal amounts, without interest, over an 18-month period. If we do not exercise the option by January 31, 2007 and Mr.

Mr. H. Roger Schwall

July 10, 2006

Gipson elects not to continue to operate Shamrock, Mr. Gipson will wind up the affairs of Shamrock within 90 days after the end of the option period, and we will receive 100% of the net profits from the operations during the wind-up period and the proceeds from the liquidation of Shamrock’s assets until we have been repaid all funds that we advanced to Shamrock and all guaranties that we entered into on behalf of Shamrock have been terminated and released.”

Engineering Comment

Risk Factors, page 10

Our ability to market the gas we produce…, page 12

4.	We note that you may change your Pond Creek gas transportation arrangement to one of four alternatives. Please amend your document to quantify the anticipated costs of each of these alternatives.

Response:

We have revised the disclosure regarding possible alternatives for transporting our gas from Pond Creek in the event we are unsuccessful in our declaratory action. We have quantified our anticipated costs for the other transportation alternatives, except for any arrangements that we may make with third parties, as any arrangement would be negotiated between the parties, and we are unable to quantify these costs at this time. The disclosure regarding alternatives that we may explore is set forth as follows:

“In the event we are unsuccessful in obtaining a favorable declaratory judgment, we may be required to construct an alternate pipeline at a cost in excess of $12 million, change the planned route of the pipeline we are currently constructing at a cost that could add more than $5 million to the cost of construction of the pipeline, pay CNX an access fee for any gas transported across the PMC property at a rate up to 3.5% of the gross proceeds from the sale of such gas, or seek other transportation alternatives through pipelines owned by third parties. We do not know what the cost of other transportation alternatives with third parties would be at this time, but we believe that such cost would be significantly in excess of the costs related to constructing and operating our own pipeline. Any of these alternatives may result in our inability to deliver the gas we produce from the Pond Creek field to market for some period of time. If we are unable to deliver our gas to market for a prolonged period of time, our financial position, results of operations and cash flow will be materially adversely affected.”

Mr. H. Roger Schwall

July 10, 2006

Finally, we note the guidance you provide in your letter regarding a request for acceleration and the other matters addressed in the closing paragraphs of your letter, and advise you that we will comply with those requirements at the appropriate time. In the meantime, please do not hesitate to call with any questions or additional comments regarding the amendments to either Form S-1 and this letter. I can be reached at (713) 951-5800.

Very truly yours,

/s/ Dallas Parker

Dallas Parker

cc:	Mellissa Duru

Jennifer Goeken

Ronald Winfrey